UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

GREENLAND ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Texas	333-291171	39-4828593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Bayaud Avenue, Suite 400
Denver, Colorado 80209

Registrant’s telephone number, including area code: (918) 361-7000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLND	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GLNDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 23, 2026, Greenland Energy Company (the “Company”) made available an updated investor presentation that the Company intends to use from time to time in meetings and communications with investors, analysts and other interested parties. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The investor presentation includes information regarding, among other matters, the Company’s Jameson Land Basin opportunity in East Greenland, the Company’s rights to earn an interest in the Jameson Land license position through funded drilling milestones, the OPW-1 and OPW-6 drilling program, prospective resource estimates, execution partners, mobilization and field-readiness activities, and other corporate and operational matters.

The investor presentation also includes references to prospective resources, exploration targets, operational milestones, estimated drilling costs, partner and mobilization matters, and other information that is subject to the limitations, assumptions and qualifications set forth in the presentation, including the forward-looking statement and resource disclosure contained therein.

The investor presentation will be available on the Investor Relations section of the Company’s website at greenlandenergyco.com. The information contained on, or accessible through, the Company’s website is not incorporated by reference into this Current Report on Form 8-K and should not be considered part of this report.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 furnished herewith contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report and Exhibit 99.1 other than statements of present or historical fact, including statements regarding Greenland Energy Company’s future financial performance, business strategy, operations, financial position, estimated revenues and losses, projected costs, prospects, plans, management objectives, expected benefits of the Company’s recent business combination, exploration plans, drilling activities, timing, capital needs, financing plans, regulatory approvals, prospective resources, earn-in rights, license matters, strategic partnerships, field-readiness activities, infrastructure mobilization and planned OPW-1 and OPW-6 activities, are forward-looking statements.

Forward-looking statements are generally identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “potential,” “predict,” “target” or similar expressions, although not all forward-looking statements contain such identifying words. These statements are based on management’s current expectations, assumptions and beliefs, are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and beyond the Company’s control, that could cause actual results to differ materially.

Factors that could cause actual results to differ materially include, among others, exploration and geological risks, including the Company’s development-stage status, limited operating history, lack of revenues or proved reserves, uncertainty in prospective resource estimates, limited seismic data, geological complexity, lack of prior commercial discovery in the basin and high-cost frontier exploration; operational and environmental risks, including remote Arctic operations, extreme weather, limited infrastructure, seasonal access windows, drilling hazards, environmental releases, climate change scrutiny and reliance on third-party contractors; regulatory and political risks, including drilling restrictions, grandfathered license limitations, permitting requirements, geopolitical developments and potential forfeiture of working-interest rights if drilling milestones are not met; and financial and capital risks, including significant capital needs, commodity price volatility, long development timelines, going-concern uncertainty, energy transition risks, public company compliance costs, Nasdaq listing requirements and trading-price volatility. Recipients should review the Company’s SEC filings, including its Proxy Statement/Prospectus dated February 18, 2026, its most recent Form 10-Q and subsequent filings, for a more complete discussion of risks and uncertainties.

This Current Report and Exhibit 99.1 include resource estimates, drilling targets, operational milestones, timing expectations, industry data and other estimates and assumptions, including references to prospective recoverable resources, exploration prospects and planned OPW-1 and OPW-6 activities. Prospective resources are inherently uncertain, have not been confirmed by drilling, do not constitute proved reserves and are not a guarantee of commercial discovery, production, revenue, cash flow or economic return. Industry and third-party data are provided for informational purposes only, and no representation is made as to their accuracy or completeness.

To the extent this Current Report or Exhibit 99.1 includes non-GAAP financial measures or financial, operating or technical metrics, such measures are provided for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for, GAAP financial information or the relevant definitions, assumptions and limitations.

This Current Report and Exhibit 99.1 are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase or sell any securities. Any securities offering, if made, will be made only pursuant to definitive offering documents and applicable securities laws. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

The cautionary statements, risk factors, limitations regarding prospective resources, third-party and industry data, non-GAAP financial measures and other assumptions and qualifications contained in Exhibit 99.1 are incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated June 23, 2026
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2026	GREENLAND ENERGY COMPANY

	By:	/s/ Robert Price
	Name:	Robert Price
	Title:	Chief Executive Officer

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